UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current report

Pursuant to section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): May 4, 2011

WEINGARTEN REALTY INVESTORS

(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 866-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed by Weingarten Realty Investors on May 5, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(d) At Weingarten Realty Investor’s (the “Company”) annual meeting of shareholders on May 4, 2011, the shareholders, by majority vote, recommended, on an advisory basis, having an annual advisory vote on executive compensation. Based upon those results, the Company’s Board of Trust Managers currently intends to hold an advisory vote on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer

Joe D. Shafer
Senior Vice President/
Chief Accounting Officer